 February 7, 2019    First Quarter of Fiscal 2019Earnings Call

 2    Safe Harbor Statement  The information contained in and discussed during this presentation may include “forward-looking statements” within the meaning of federal securities regulations. These forward-looking statements involve a number of risks, uncertainties, and other factors, including those described in Cabot Microelectronics’ filings with the Securities and Exchange Commission (SEC), that could cause actual results to differ materially from those described by these forward-looking statements. Cabot Microelectronics Corporation assumes no obligation to update this forward-looking information.

First Quarter Highlights

- **Revenue of $222M; exceeded prior year by $82M, or 58%**
  - Driven by acquisition of KMG Chemicals, Inc. (“KMG”), and continued growth across IC CMP businesses
  - KMG acquisition added $62M to revenue in approximately six weeks post-closing
  - Record revenue in Cabot Microelectronics’ legacy business; 7th consecutive quarter of sequential increase
    - IC CMP consumables sales increased 3% sequentially, in line with expectations
    - Record quarterly revenue in tungsten slurries and polishing pads
    - Strong growth in memory and advanced logic applications

- **Net Income of $13M; exceeded prior year by $17M**
  - Non-GAAP Net Income of $53M, up $22M, or 70%, and represents 24% of revenue

- **Diluted EPS of $0.48; exceeded prior year by $0.60**
  - Non-GAAP Diluted EPS of $1.90, up $0.71, or 60%

- **Adjusted EBITDA of $77M, up $34M, or 77%, and represents 35% of revenue**

**Data represented by rounded values*
Reference Appendix for GAAP to Non-GAAP reconciliation

Cabot Microelectronics

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©2019 Cabot Microelectronics Corporation

GAAP Results*    Non-GAAP Results*      Comments on Results      2019 Q1  2018 Q1  2019 Q1  2018 Q1      Revenue    $221.8M  $140.0M        Record Revenue in the last 7 quarters, including 7th consecutive quarter of sequential increase in Cabot Microelectronics’ legacy business  Net Income (Loss)    $13.4M  ($3.1M)**  $52.9M  $31.1M    Increases reflect operating leverage driven by the addition of KMG and organic growth  Diluted EPS    $0.48  ($0.12)**  $1.90  $1.19      Adjusted EBITDA        $76.9M  $43.3M    Adjusted EBITDA, which excludes acquisition and integration-related expenses, increased $34M year-over-year  Adjusted EBITDA Margin        34.7%  31.0%      Financial Details  4    *Data represented by rounded values**Includes adverse impact of the U.S. Tax Cut and Jobs ActReference Appendix for GAAP to Non-GAAP reconciliation

 New Reporting Segments    Legacy Cabot Microelectronics BusinessAcquired KMG Business        5

 Segment and Business Revenue  6        As Reported      **Pro Forma            2019 Q1*  2018 Q1*    2019 Q1*  2018 Q1*    Total Revenue      $222M  $140M    $284M  $253M    Electronic Materials      $191M  $133M    $231M  $207M      CMP Slurries    $126M  $114M    $126M  $114M      CMP Pads    $25M  $19M    $25M  $19M      Electronic Chemicals    $40M  -    $80M  $74M    Performance Materials       $31M  $7M    $53M  $45M    *Data represented by rounded values **Pro Forma data represents calculations as if KMG results were included in total company results for the full quarter of each period represented  Quarter HighlightsCMP Slurries posted growth across all product lines Growth in CMP Pads continues to be driven by customer adoptionElectronic Chemicals benefited from increasing industry demandPerformance Materials grew 17% on a pro forma basis, primarily driven by pipeline performance business

 Segment Financial Details  7      2019 Q1*  2018 Q1*  Electronic Materials Revenue    $191M  $133M  Adjusted EBITDA     $75M  ---  Adjusted EBITDA Margin    39.3%  ----  Performance Materials Revenue    $31M  $7M  Adjusted EBITDA     $13M  ---  Adjusted EBITDA Margin    41.9%  ---  *Data represented by rounded valuesAdjusted EBITDA for the Electronic Materials and Performance Materials segments is presented in conformity with Accounting Standards Codification Topic 280, Segment Reporting. This measure is reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For these reasons, this measure is excluded from the definition of non-GAAP financial measures under the SEC’s Regulation G and Item 10(e) of Regulation S-K.

 Balance Sheet and Cash Flow  8  Incurred $1.065B in debt to finance KMG acquisitionHave converted approximately 70% of our variable rate debt to fixed rateCash balance of $209M as of December 31, 2018Operating Cash Flow was $14MCapital Expenditures were $8MContinued appropriate de-leveraging of the balance sheet remains a priority  *Data represented by rounded values

 Closing Remarks  9  Revenue of $222M increased by approximately $82M, or 58%, from last yearDriven by additional revenues from the acquired KMG businesses and growth across all Cabot Microelectronics’ legacy businessesRecord revenue in the last 7 quarters, including 7th consecutive quarter of sequential increase in Cabot Microelectronics’ legacy businessIn line with expectationsNet Income of $13M; Non-GAAP Net Income of $53M increased by approximately $22M, or 70%, from last yearActivities taken through December 2018 to achieve the synergies expected to deliver $13M annually on a run-rate basisOn track to meet our goal of $25M of synergies on a run-rate basis at the end of the second year following the transaction   *Data represented by rounded values

 10  Current Financial Guidance  *Based on sequential changes compared to first quarter of fiscal 2019 pro forma revenue as shown on slide 6**Excludes approximately $60 million in amortization of intangibles related to acquisitions***Excludes tax impact from acquisitions-related expenses      2019 Q2  FY2019  Segment   Electronic Materials Revenue  Down low single digit %*       Performance Materials Revenue  Up low single digit %*            Total Company   Revenue  Down low single digit %*       Adjusted EBITDA    $325M-$355M     Depreciation and Amortization**     $35M-$45M     Interest Expense   $13M-$14M  $47M-$50M     Tax Rate***    23%-26%     Capital Spending    $60M-$70M

     Appendix

 12  Reconciliation of GAAP Net Income to Non-GAAP Net Income(in millions)    Quarter Ended      December 31, 2018  December 31, 2017  GAAP Net Income (loss)  $13.4  ($3.1)  Amortization of acquisition-related intangibles  $9.4  $1.7   Charge for fair value write-up of acquired inventory sold  $10.3     Acquisition and integration-related expenses  $27.3    Impact of U.S. Tax Cuts and Jobs Act (Tax Act)   ($0.3)  $32.9  Tax effect on adjustments to net income  ($7.2)  ($0.4)  Non-GAAP Net Income   $52.9  $31.1

 13  Reconciliation of GAAP Diluted EPS to Non-GAAP Diluted EPS    Quarter Ended      December 31, 2018  December 31, 2017  GAAP Diluted Earnings per Share  $0.48  ($0.12)  Effect of adjustments to net income  $1.42  $1.31  Non-GAAP Diluted Earnings per Share   $1.90  $1.19

 14  Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA(in millions)    Quarter Ended      December 31, 2018  December 31, 2017  Net Income (Loss)  $13.4  ($3.1)  Interest expense  $6.9  $1.1  Interest income  ($1.0)  ($1.0)  Income taxes  $3.4   $39.8  Depreciation & amortization  $16.5  $6.5  EBITDA*   $39.3   $43.3  Acquisition and integration-related expenses  $27.3    Charge for fair value write-up of acquired inventory sold  $10.3    Adjusted EBITDA**   $76.9   $43.3   Adjusted EBITDA margin   34.7%  31.0%  *EBITDA represents earnings before interest, taxes, depreciation and amortization** Adjusted EBITDA is calculated by excluding items from EBITDA that are believed to be infrequent or not indicative of the company's continuing operating performance.

 15  Reconciliation of Adjusted EBITDA by Segment to Income Before Taxes(in millions)    Quarter Ended      December 31, 2018  December 31, 2017  Segment Adjusted EBITDA*      Electronic Materials   $74.8    $52.9  Performance Materials  $13.1   $1.3   Unallocated corporate expenses  ($11.0)  ($10.9)  Interest income  $1.0   $1.0  Interest expense  ($6.9)  ($1.1)  Depreciation and amortization  ($16.5)  ($6.5)  Charge for fair value write-up of acquired inventory sold  ($10.3)     Acquisition and integration-related expenses  ($27.3)     Income before income taxes    $16.9    $36.7   * Represents earnings before interest, taxes, depreciation and amortization and also adjusted for acquisition and integration-related expenses and charge for fair value write-up of acquired inventory sold.

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